Exhibit 10.3

Execution Version

JOINDER AGREEMENT
(Shared Services)
THIS JOINDER AGREEMENT (this “Agreement”), entered into as of May 4th, 2015 (the “Effective Date”), is by and among (a) Western Refining Southwest, Inc. an Arizona corporation, and Western Refining Company, L.P., a Delaware limited partnership (collectively, “Western”), on behalf of themselves and the other Western Parties, (b) Northern Tier Energy LLC, a Delaware limited liability company (“Northern Tier”), on behalf of itself and the Northern Tier Parties and (c) Western Refining Logistics, LP, a Delaware limited partnership (“WNRL”), on behalf of itself and the WNRL Parties (as defined herein). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”
RECITALS:
WHEREAS, Western and Northern Tier entered into that certain Shared Services Agreement, dated as of October 30, 2014, to be effective as of September 1, 2014, pursuant to which Western and Northern Tier have each been providing Services to the other (the “Shared Services Agreement”); and
WHEREAS, as of the Effective Date the WNRL Parties may from time to time provide Western Services to NTI pursuant to the terms Shared Services Agreement;
NOW, THEREFORE, in consideration of the promises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Recitals; Definitions. The Recitals set forth above are true and correct and incorporated herein by this reference. Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Shared Services Agreement. “WNRL Parties” means WNRL and any of its Subsidiaries. “WNRL Party” means any of the WNRL Parties.

2.Joinder.

(a)WNRL, on behalf of itself and the WNRL Parties, hereby joins the Shared Services Agreement and, subject to the terms and conditions of the Shared Services Agreement, agrees to, and agrees to cause its Subsidiaries to, from time to time upon the request of NTI, provide on behalf of the Northern Tier Parties and for the Northern Tier Parties benefit, (i) certain Western Services, provided that the WNRL Parties are capable of providing such Western Service and (ii) such other services as may be agreed by the WNRL and Northern Tier in writing from time to time.

(b)NTI, subject to the terms and conditions of the Shared Services Agreement, agrees to provide, and agrees to cause its Subsidiaries to provide, from time to time upon the request of WNRL, on behalf of the WNRL Parties and for the WNRL Parties benefit, (i) certain NTI Services and (ii) such other services as may be agreed by the Parties from time to time.

3.Shared Services Agreement. For the avoidance of doubt, the Western Parties and the WNRL Parties hereby acknowledge and agree that the provision of any services by the Western Parties to the WNRL Parties will be governed by, and pursuant to the terms and conditions of, that certain (i) Omnibus Agreement, dated October 16, 2013, and (ii) Operational Services Agreement, dated October 16, 2013; not the Shared Services Agreement.

4.Miscellaneous Provisions. The provisions of Article III of the Shared Services Agreement are incorporated herein mutatis mutandis.

[Remainder of page intentionally left blank; Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written to be effective as of the Effective Date.

WESTERN REFINING SOUTHWEST, INC. By: /s/ Gary R. Dalke Name: Gary R. Dalke Title: Chief Financial Officer

WESTERN REFINING COMPANY, L.P. By: Western Refining GP LLC, its general partner By: /s/ Gary R. Dalke Name: Gary R. Dalke Title: Chief Financial Officer

NORTHERN TIER ENERGY LLC By: /s/ Karen B. Davis Name: Karen B. Davis Title: Executive Vice President and Chief Financial Officer

[Signature page to Joinder Agreement]

WESTERN REFINING LOGISTICS, LP By: Western Refining Logistics, GP, LLC, its general partner By: /s/ Gary R. Dalke Name: Gary R. Dalke Title: Executive Vice President and Interim Chief Financial Officer

[Signature page to Joinder Agreement]